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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported): April 24, 2003


                       AMERICAN INTERNATIONAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                      1-8787                   13-2592361
   (State or Other           (Commission File Number)       (IRS Employer
   Jurisdiction of                                          Identification No.)
   Incorporation)


                                 70 Pine Street
                            New York, New York 10270
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 770-7000

                   ------------------------------------------
         (Former name or Former Address, if Changed Since Last Report)

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Item 9. Regulation FD Disclosure.

     The following information, including the text of the press release attached as an Exhibit to this Form 8-K, is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition".

     On April 24, 2003, American International Group, Inc. (AIG) issued a press release announcing its results for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.


     Throughout the press release, AIG presents its operations in the way it believes will be most meaningful, as well as most transparent. Income and operating income and related rates of performance for general and life insurance operations are shown exclusive of realized capital gains and losses because the determination to realize capital gains or losses is generally independent of the underwriting process. Moreover, the equity analysts who follow AIG exclude such realized transactions in their analyses for the same reason. Premium income, in some cases, and combined ratios are presented in accordance with principles prescribed by insurance regulatory authorities. A reconciliation to generally accepted accounting principles is included in the Financial Highlights table of the press release.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN INTERNATIONAL GROUP, INC.
                                                 (Registrant)

Date: April 24, 2003                 By /s/ KATHLEEN E. SHANNON
                                        ------------------------------------
                                        Name: Kathleen E. Shannon
                                        Title: Vice President and Secretary
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                                 EXHIBIT INDEX


Exhibit No.                        Description
-----------                        -----------

99.1                               Press Release of American International
                                   Group, Inc. dated April 24, 2003.